UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): March 6, 2014 (March 3, 2014)

HOME LOAN SERVICING SOLUTIONS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

Registrant’s telephone number, including area code: (345) 945-3727

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 and Item 2.03 is hereby incorporated by reference.

Item 2.01. Completion of Acquisition of Assets or Disposition of Assets.

On March 3, 2014, HLSS Mortgage Master Trust (“HLSS Mortgage”), a wholly-owned subsidiary of Home Loan Servicing Solutions, Ltd. (“HLSS”), completed an acquisition from Ocwen Loan Servicing, LLC (“Ocwen”) of mortgage loans and related servicing advances (the “Transaction”). This Transaction resulted in our acquisition of mortgage loans (“FHA Buyout Loans”) with approximately $549.4 million in unpaid principal balance (“UPB”) as of February 28, 2014. The FHA Buyout Loans are insured by FHA and were purchased by Ocwen out of Ginnie Mae securities prior to the Transaction.

The purchase price for the Transaction was approximately $612.3 million, including $556.6 million for the mortgage loans and $55.7 million for the servicing advances. To finance that amount, we borrowed $472.7 million under a new master repurchase facility, described below in Item 2.03. The purchase price or other terms may be adjusted to reflect any adjustments in the calculation of the UPB of the underlying mortgage loans or servicing advance balances acquired in the Transaction.

We acquired these mortgage loans and servicing advances from Ocwen pursuant to the following agreements:

•	a mortgage loan purchase and servicing agreement (the “Mortgage Loan Purchase and Servicing Agreement”) by and between HLSS Mortgage (as “Purchaser”) and Ocwen (as “Seller” and “Servicer”)

•	a receivables sale agreement (the “Receivables Sale Agreement”) by and between Ocwen (as “Seller”) and HLSS Mortgage (as “Purchaser”).

Ocwen is a wholly-owned subsidiary of Ocwen Financial Corporation. Our Chairman, William C. Erbey, is also the Chairman of the Board of Directors of Ocwen Financial Corporation and beneficially owned approximately 13% of the common stock of Ocwen Financial Corporation as of December 31, 2013. Mr. Erbey recused himself from the deliberations and vote by our Board of Directors with respect to the Transaction.

These descriptions of the Mortgage Loan Purchase and Servicing Agreement and Receivables Sale Agreement are not complete and are qualified in their entirety by reference to those agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 3, 2014, in connection with the closing of the Transaction, HLSS Mortgage entered into a master repurchase facility with $600 million of committed capacity by the execution of a master repurchase agreement (the “Master Repurchase Agreement”) by and among Barclays Bank PLC (as “Purchaser” or “Agent”), HLSS Mortgage (as “Seller”), and HLSS (as “Guarantor”).

This description of the Master Repurchase Agreement is not complete and is qualified in its entirety by reference to that agreement, a copy of which is attached hereto as Exhibit 10.3 which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

10.1 Mortgage Loan Purchase and Servicing Agreement
10.2 Receivables Sale Agreement
10.3 Master Repurchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

By:	/s/ James Lauter
James Lauter
Senior Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal
financial officer)

Date: March 6, 2014